UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 28, 2005

GlycoGenesys, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

0-26476	33-0231238
(Commission File Number)	(IRS Employer Identification No.)

31 St. James Avenue, Boston, Massachusetts	02116
(Address of Principal Executive Offices)	(Zip Code)

(617) 422-0674

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On January 28, 2005 GlycoGenesys, Inc. (the “Company”) was informed that Pro-Pharmaceuticals, Inc. made a request to the U.S. Patent and Trademark Office (“USPTO”) to reexamine the Company’s U.S. Patent 6,680,306 “Method for Enhancing the Effectiveness of Cancer Therapies” (the “‘306 Patent”) issued in January 2004. This request does not affect the Company’s development or commercialization of GCS-100®, regardless of its outcome. The ‘306 Patent was thoroughly reviewed by the USPTO and the Company believes it was properly issued.

Reexaminations can be requested by any party and are frequently requested by parties who believe their ability to commercialize a product may be adversely affected by an issued patent and who wish to challenge claims in the patent. The ‘306 Patent broadly claims the use of carbohydrates that bind to galectins, including GCS-100, prior to or in combination with chemotherapy or surgery for the treatment of cancer. Pro-Pharmaceuticals, Inc. has publicly stated that its lead drug candidate, Davanat®, which is a carbohydrate, binds to galectins and is used in combination with chemotherapy. GlycoGenesys is currently in litigation with Pro-Pharmaceuticals, Inc. and its CEO and Chairman, David Platt, in which, among other things, the Company is claiming rights to Davanat.

GlycoGenesys owns or licenses 60 patents and patent applications separate from the ‘306 Patent that together protect GCS-100 and its use, alone or in combination therapy, to treat cancer and other diseases. Much of the value of the ‘306 Patent comes from its broad coverage of carbohydrates, other than GCS-100, that bind to galectins and the Company’s development or commercialization plans for GCS-100 are not impacted by this reexamination request.

Forward-looking statements are made throughout this Report on Form 8-K. Typically, the use of the words “believe”, “anticipate”, “plan”, “expect”, “seek”, “estimate” and similar expressions identify forward-looking statements. Unless a passage describes a historical event, the statement should be considered a forward-looking statement. In keeping with the “Safe Harbor” provision of the Private Securities Litigation Reform Act of 1995, it should be noted that forward-looking statements regarding the Company’s future expectations and projections are not guarantees of future performance. They involve risks, uncertainties and assumptions, and many of the factors that will determine the Company’s future results are beyond the Company’s ability to control or predict. Therefore, actual results may differ significantly from those suggested by forward-looking statements. These risks include the inability to obtain additional funding, the failure to successfully bring GCS-100 to market, the failure to protect or maintain rights to intellectual property, delisting from Nasdaq, the introduction of competing drugs as well as those risks detailed under the heading “Certain Factors That May Affect Future Results” contained in Item 3 of the Company’s Quarterly Report of Form 10-Q for the quarter ended September 30, 2004.

This report is dated as of the date hereof and reflects management’s views as of such date. The Company undertakes no obligation to update the information contained in this report, including forward-looking statements, to reflect subsequently occurring events or circumstances. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2005	By:	/s/ Bradley J Carver
Bradley J Carver
President and Chief Executive Officer